Reinhart Mid Cap PMV Fund

Investor Class – RPMMX
Advisor Class – RPMVX
Institutional Class – RPMNX

Prospectus

September 28, 2017

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Reinhart Mid Cap PMV Fund
A series of Managed Portfolio Series (the “Trust”)

Summary Section

Reinhart Mid Cap PMV Fund

Investment Objective
The Reinhart Mid Cap PMV Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Advisor Class	Institutional Class
	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Advisor Class	Institutional Class
Management Fees(1)	0.90%	0.90%	0.90%
Distribution (12b-1) Fee	0.25%	0.00%	0.00%
Shareholder Service Plan Fees	0.15%	0.15%	0.00%
Other Expenses	0.21%	0.21%	0.21%(2)
Acquired Fund Fees and Expenses (3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.52%	1.27%	1.12%
Less: Fee Waiver (4) (5)	(0.21)%	(0.21)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver (3) (4) (5)	1.31%	1.06%	0.91%

(1)	Management fees have been restated to reflect current fees.

(2)	Other Expenses are based on estimates for the current fiscal year.

(3)
The Total Annual Fund Operating Expenses After Fee Waiver does not correlate to the ratio of expenses to average net assets included in the Financial Highlights section of the Fund’s statutory Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).

(4)
Reinhart Partners, Inc. (the “Adviser” or “Reinhart”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.30% of the average daily net assets of the Investor Class, 1.05% of the average daily net assets of the Advisor Class and 0.90% of the average daily net assets of the Institutional Class.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment.  The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through at least September 28, 2027.  Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

(5)	The Less: Fee Waiver and Total Annual Fund Operating Expenses After Fee Waiver have been restated to reflect the Fund’s current expense limitation.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for each period).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$133	$415	$718	$1,579
Advisor Class	$108	$337	$585	$1,294
Institutional Class	$93	$290	$504	$1,120

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks issued by mid capitalization (“mid cap”) companies.  The Fund considers a company to be a mid cap company if it has a market capitalization, at the time of purchase, within the capitalization range of the Russell Midcap® Value Index as of the date it was last reconstituted.  The market capitalizations within the index vary, but as of May 31, 2017 they ranged from approximately $0.7 billion to $40.5 billion.  The Fund’s investment strategy utilizes the Adviser’s proprietary Private Market Value (“PMV”) methodology to determine a company’s true intrinsic value, which is the amount an acquirer would be willing to pay for the entire company.  This PMV becomes the “anchor” by which all decisions by the Adviser are framed within an emotional market.  PMV is calculated by observing actual takeover valuations and applying the corresponding, appropriate valuation multiples to each security analyzed. Because stock prices tend to be more volatile than a security’s intrinsic value, this discipline seeks to eliminate the emotion of the markets and identify objective investment opportunities.

The Adviser selects investments for the Fund’s portfolio that generally can be purchased at a discount of 30% or more to the PMV and typically sells investments when they reach or are close to reaching the PMV, or due to a change in the fundamentals of the security.  The fundamentals may change by improvement or deterioration. If the fundamentals deteriorate, a security will be sold before it reaches the PMV price target. If the fundamentals improve, the PMV price target may be increased.   Key fundamentals will vary by industry.  The major categories generally include financial metrics such as sales growth, profit margins, free cash flow and returns-on-capital.  In addition, the Adviser emphasizes quality and attempts to find sustainable competitive advantages, one stock at a time, with an overall focus on positive risk/reward to protect capital in challenging markets while capturing most of the upside return when stocks advance.  From time to time, the Fund may also invest in real estate investment trusts (“REITs”). The Fund may focus its investments in securities of companies in the same economic sector.

Principal Risks
As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

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Mid Cap Companies Risk.  Securities of mid cap companies may be more volatile and less liquid than the securities of large-cap companies.

Value-Style Investing Risk.  The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

REIT Risk.  The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.  Also, the value of a REIT can be hurt by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of a real estate investment trust.

Sector Emphasis Risk.  The securities of companies in the same or related businesses (“industry sectors”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied for annual periods through December 31, 2016.  Figures shown in the bar chart are for the Fund’s Advisor Class shares.  Next to the bar chart are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart.  The performance table that follows shows the Fund’s average annual total returns over time compared with a broad-based securities market index.  Past performance (before and after taxes) will not necessarily continue in the future.  Updated performance information is available at www.reinhartfunds.com or by calling (855) 774-3863.

Calendar Year Total Returns as of December 31:

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Average Annual Total Returns for the periods ended December 31, 2016
	One Year	Since Inception (5/31/2012)
Advisor Class Shares
Return Before Taxes	20.87%	13.57%
Return After Taxes on Distributions	19.90%	12.47%
Return After Taxes on Distributions and Sale of Fund Shares	12.31%	10.55%
Investor Class Shares
Return Before Taxes	20.66%	13.30%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	20.00%	16.24%
After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  No returns are shown for Institutional Class shares since Institutional Class shares were not offered prior to the date of this Prospectus.  Average annual total returns for Institutional Class shares would have been substantially similar to those for other classes offered by the Fund because each class of shares would have invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes have different expenses.  Actual after-tax returns depend on your situation and may differ from those shown.  After-tax returns are shown only for the Advisor Class; after-tax returns for the Investor and Institutional Class will vary to the extent each share class has different expenses.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Adviser
Reinhart Partners, Inc. is the Fund’s investment adviser.

Portfolio Managers
Brent Jesko, Principal and Senior Portfolio Manager of the Adviser, is the Fund’s lead portfolio manager and Matthew Martinek, CFA, Portfolio Manager of the Adviser, is the Fund’s portfolio manager.  They are responsible for the day-to-day management of the Fund.  Each has managed the Fund since its inception in May 2012.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Reinhart Mid Cap PMV Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) by contacting the Fund by telephone at (855) 774-3863, by wire transfer, or through a financial intermediary.

The Fund’s minimum initial and subsequent investment amounts are shown below.

	Minimum Initial Investment	Minimum Subsequent Investments
Investor & Advisor Classes	$5,000	$100
Institutional Class*	$1,000,000	None

* The minimum initial investment is waived for institutional investors that maintain accounts at an omnibus or plan level for employer-sponsored retirement or benefit plans, including: (i) plans established under Internal Revenue Code Sections 401(a), 401(k), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans.

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Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA.  Distributions on investments made through tax-advantaged arrangements generally will be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Objective, Strategies, Risks and Disclosure of Portfolio Holdings

Investment Objective

The Fund’s investment objective is long-term capital appreciation.  The investment objective is not fundamental and may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks issued by mid cap companies.  The Fund considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the capitalization range of the Russell Midcap® Value Index as of the date it was last reconstituted.  The market capitalizations within the index vary, but as of May 31, 2017, they ranged from approximately $0.7 billion to $40.5 billion.

The Fund may also invest in real estate investment trusts (“REITs”).  REITs are corporations or trusts that invest primarily in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs.

In selecting investments for the Fund, the Adviser begins by determining the universe of potential companies for investment through a systematic screening of mid cap companies looking for symptoms of success such as:

•	High returns on capital;

•	Strong free cash flow; and

•	Consistent growth.

Next, the Adviser applies various valuation measures, including Enterprise Value/EBITDA (earnings before interest, taxes, depreciation, and amortization), price/earnings, price/revenue and price/book value.  The Adviser’s research effort also includes an evaluation of the business model for competitive advantages, sustainable growth, risk, and industry dynamics.

Finally, the Adviser utilizes its proprietary Private Market Value (“PMV”) methodology to determine a company’s true intrinsic value, which is the amount an acquirer would be willing to pay for the entire company.  This PMV becomes the “anchor” by which all decisions by the Adviser are framed within an emotional market.  PMV is calculated by observing actual takeover valuations and applying the corresponding, appropriate valuation multiples to each security analyzed. Because stock prices tend to be more volatile than a security’s intrinsic value, this discipline seeks to eliminate the emotion of the markets and identify objective investment opportunities.  The Adviser selects investments for the Fund’s portfolio that generally can be purchased at a discount of 30% or more to the PMV and typically sells investments when they reach or are close to reaching PMV, or due to a change in the fundamentals of the security.  The fundamentals may change by improvement or deterioration. If the fundamentals deteriorate, a security will be sold before it reaches the PMV price target. If the fundamentals improve, the PMV price target may be increased.   Key fundamentals will vary by industry.  The major categories generally include financial metrics such as sales growth, profit margins, free cash flow and returns-on-capital.  In addition, the Adviser emphasizes quality and attempts to find sustainable competitive advantages, one stock at a time, with an overall focus on positive risk/reward to protect capital in challenging markets while capturing most of the upside return when stocks advance.

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The Fund may also hold high-quality, short-term debt securities and money market instruments for retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities.  The Fund pursues its investment objective regardless of market conditions and does not take defensive positions through raising cash.  Cash will fluctuate based upon the ratio of public prices to private values of securities, and defensive positioning of the Fund is made through stock selection and sector weightings, which may result in the Fund not achieving its investment objective.

Principal Risks of Investing in the Fund

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund.  The principal risks of investing in the Fund are:

General Market Risk.  The net asset value of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  U.S. and international markets have experienced, and may continue to experience, volatility, which may increase risks associated with an investment in the Fund.  The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value.  In some cases, for example, the stock prices of individual companies have been negatively affected even though there may be little or no apparent degradation in the financial condition or prospects of the issuers.  Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties.  As a result of this significant volatility, many of the following risks associated with an investment in the Fund may be increased.  Continuing market volatility may have adverse effects on the Fund.  The fact that the Fund does not take temporary defensive positions in cash or cash equivalents, but instead pursues its investment objective regardless of market conditions, may exacerbate this risk, particularly for short-term investors.

Management Risk.  The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund.  The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis, and asset allocation among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely and the Fund could underperform the market or other mutual funds with similar investment objectives.

Equity Securities Risk.  The Fund’s investments in equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; global and/or regional political, economic and banking crises; and factors affecting specific industries, sectors or companies in which the Fund invests.  The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.

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Mid Cap Companies Risk.  The mid cap companies in which the Fund invests may not have the management experience, financial resources, product diversification and competitive strengths of large cap companies.  Therefore, these securities may be more volatile and less liquid than the securities of larger, more established companies.  Mid cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Adviser wants to sell a large quantity of a mid cap company stock, it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time.  Analysts and other investors may follow these companies less actively and therefore information about these companies may not be as readily available as that for large-cap companies.

Value-Style Investing Risk.  The Fund’s investments in value stocks may react differently to issuer, political, market, and economic developments than the general market and investments in other types of stocks.  Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks.  However, value stocks may continue to be inexpensive for long periods of time and may not ever realize their full value.  Also, if the market does not consider a stock to be undervalued, then the value of the stock may decline even if stock prices are generally rising.

REIT Risk.  REITs have been subject to substantial fluctuations and valuation declines on a local, regional and national basis in the past and may continue to be in the future.  Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors.  Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry.

Sector Emphasis Risk.  The securities of companies in the same or related businesses (“industry sectors”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.  Some industry sectors have particular risks that may not affect other sectors.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

Management of the Fund

Investment Adviser

The Fund has entered into an investment advisory agreement (“Advisory Agreement”) with Reinhart Partners, Inc. located at 1500 West Market Street, Suite 100, Mequon, Wisconsin 53092.  Established in 1991, the Adviser is an SEC-registered investment adviser that provides investment advisory services to private clients and institutions and is responsible for about $5.62 billion in assets under management as of June 30, 2017.  Under the Advisory Agreement, the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees.

The Adviser has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio.  The Adviser also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under the Advisory Agreement.  For its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.90% of the Fund’s average daily net assets.  Prior to September 28, 2017, the Fund paid the Adviser a monthly management fee that was calculated at the annual rate of 1.00% of the Fund’s average daily net assets.

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Fund Expenses.  The Fund is responsible for its own operating expenses.  Pursuant to an Operating Expenses Limitation Agreement between the Adviser and the Trust, on behalf of each class of the Fund, the Adviser has agreed to waive its management fees, and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.30% of the average daily net assets of the Investor Class, 1.05% of the average daily net assets of the Advisor Class and 0.90% of the average daily net assets of the Institutional Class.  The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through at least September 28, 2027.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and the expense payment occurred and at the time of the recoupment.

As a result of the Operating Expenses Limitation Agreement the Adviser has with the Fund, the Adviser was effectively paid a management fee of 0.84% of the Fund’s average daily net assets for the fiscal year ended May 31, 2017.

A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended May 31, 2017.

The Fund, as a series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services other than the Reinhart Genesis PMV Fund, nor does it share the same investment adviser with any other series of the Trust other than the Reinhart Genesis PMV Fund.

Portfolio Managers

Brent C. Jesko and Matthew T. Martinek, CFA are responsible for the day-to-day management of the Fund.  Mr. Jesko and Mr. Martinek have managed the Fund since its inception in 2012.

Brent C. Jesko
Brent Jesko joined Reinhart Partners as Lead Portfolio Manager and Principal in 2000.  Mr. Jesko has led Reinhart’s Mid Cap Value strategy over the past 15 years, taking assets from $75 million to over $1.5 billion.  Prior to joining Reinhart Partners, Mr. Jesko learned the Private Market Value investment philosophy under Dick Weiss at Strong Funds from 1995-2000.  He was promoted to Associate Portfolio Manager for mid and small cap portfolios in 1998.  In 1994, he interned at Goldman Sachs Asset Management in New York City.  He began his career in the Financial Industry in 1990 as a Commercial Credit Analyst for NationsBank in Dallas, TX.  Mr. Jesko graduated Magna Cum Laude from Texas A&M University with a degree in Business administration.  He went on to graduate with Highest Honors with an MBA from University of Chicago in 1995.

Matthew T. Martinek, CFA
Matthew Martinek joined Reinhart Partners in 2010 as a Senior Analyst and was promoted to Portfolio Manager of the Mid Cap Private Market Value and Genesis Private Market Value strategies in October 2011.  Mr. Martinek has nine years of investment experience as a small and mid-cap analyst for value-focused investment managers.  Prior to joining Reinhart Partners, Mr. Martinek was an Associate Analyst with T. Rowe Price, primarily focused on the Small Cap Value strategy.  Mr. Martinek has a BBA in Accounting and Finance from the University of Wisconsin-Madison, where he was a member of the Applied Security Analysis Program.  He also received an MBA from Columbia Business School, where he was a member of the Applied Value Investing program.  He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

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Shareholder Information

Pricing of Fund Shares

The price of each class of the Fund’s shares is its net asset value (“NAV”).  The NAV of each class of shares is calculated by dividing the total assets of each class, less the liabilities of each class, by the number of shares outstanding of each class.  The NAV of each class is calculated at the close of regular trading of the NYSE, which is generally 4:00 p.m. Eastern time.  The NAV will not be calculated, nor may investors purchase or redeem Fund shares, on days that the NYSE is closed for trading, even though certain Fund securities (i.e., foreign or debt securities) may trade on days the NYSE is closed and such trading may materially affect the Fund’s NAV.

The Fund’s assets are generally valued at their market price using valuations provided by independent pricing services.  When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale.  Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

In the case of foreign securities, the occurrence of certain events (such as a significant surge or decline in the U.S. or other markets) after the close of foreign markets, but prior to the time the Fund’s NAV is calculated, will often result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund may value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair value pricing can reduce an investor’s ability to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  The Fund’s investments in smaller capitalization companies are more likely to require a fair value determination because they may be more thinly traded and less liquid than securities of larger companies.  It is anticipated that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.

How to Purchase Fund Shares

Shares of the Fund are purchased at the NAV per share next calculated after your purchase order is received in good order by the Fund (as defined below).  Shares may be purchased directly from the Fund or through a financial intermediary, including but not limited to, certain brokers, financial planners, financial advisors, banks, insurance companies, retirement, benefit and pension plans or certain packaged investment products.

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Shares of the Fund have not been registered and are not offered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust conclude that such sale is appropriate and is not in contravention of U.S. law.

A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any purchases that do not clear.  The Fund and U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.  Your initial order will not be accepted until a completed account application (an “Account Application”) is received by the Fund or the Transfer Agent.

Investment Minimums.  The Fund’s minimum initial and subsequent investment amounts are shown below.

	Minimum Initial Investment	Minimum Subsequent Investments
Investor & Advisor Classes	$5,000	$100
Institutional Class*	$1,000,000	None

*Institutional Class shares pay no Rule 12b-1 distribution fees and no shareholder servicing plan fees. In addition, the Adviser will not make any revenue sharing payments to financial intermediaries in connection with the sale of Institutional Class shares.  The minimum initial investment is waived for institutional investors that maintain accounts at an omnibus or plan level for employer-sponsored retirement or benefit plans, including: (i) plans established under Internal Revenue Code Sections 401(a), 401(k), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans.

The Fund reserves the right to waive the minimum initial or subsequent investment amounts at its discretion.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

Purchases through Financial Intermediaries.  For share purchases through a financial intermediary, you must follow the procedures established by your financial intermediary.  Your financial intermediary is responsible for sending your purchase order and payment to the Fund’s Transfer Agent.  Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales from the Fund.  Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining an account with them.

If you place an order for the Fund’s shares through a financial intermediary that is authorized by the Fund to receive purchase and redemption orders on its behalf (an “Authorized Intermediary”), your order will be processed at the NAV next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations.  Authorized Intermediaries are authorized to designate other Authorized Intermediaries to receive purchase and redemption orders on the Fund’s behalf.

If your financial intermediary is not an Authorized Intermediary, your order will be processed at the NAV next calculated after the Transfer Agent receives your order from your financial intermediary.  Your financial intermediary must agree to send immediately available funds to the Transfer Agent in the amount of the purchase price in accordance with the Transfer Agent’s procedures.  If payment is not received, in a timely manner, as determined by the Transfer Agent, the Transfer Agent may rescind the transaction and your financial intermediary will be held liable for any resulting fees or losses.  Financial intermediaries that are not Authorized Intermediaries may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund.

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Purchase Requests Must be Received in Good Order
Your share price will be the next NAV per share calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order.  “Good order” means that your purchase request includes:

•	The name of the Fund;
•	The class of shares to be purchased;
•	The dollar amount of shares to be purchased;
•	Your account application or investment stub; and
•	A check payable to the name of the Fund or a wire transfer received by the Fund.

An Account Application or subsequent order to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted.  The Fund reserves the right to reject any Account Application or purchase order if, in its discretion, it is in the Fund’s best interest to do so.  For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund.  Purchases may also be rejected from persons believed to be “market-timers,” as described under “Tools to Combat Frequent Transactions,” below.  Accounts opened by entities, such as credit unions, corporations, limited liability companies, partnerships or trusts, will require additional documentation.  Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.

Upon acceptance by the Fund, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at the NAV next calculated after receipt.  Purchase requests received after the close of the NYSE will be priced on the next business day.

Purchase by Mail.  To purchase Fund shares by mail, simply complete and sign the Account Application or investment stub and mail it, along with a check made payable to the Fund, to:

Regular Mail
Reinhart Mid Cap PMV Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight or Express Mail
Reinhart Mid Cap PMV Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is determined as of the time the order is received at the Transfer Agent’s offices.  All purchase checks must be in U.S. dollars drawn on a domestic financial institution.  The Fund will not accept payment in cash or money orders.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, or any conditional order or payment.

Purchase by Wire.  If you are making your first investment in the Fund, the Transfer Agent must have a completed Account Application before you wire the funds.  You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your bank to send the wire.  Prior to sending the wire, please call the Transfer Agent at (855) 774-3863 to advise them of the wire and to ensure proper credit upon receipt.  Your bank must include the name of the Fund, your name and your account number so that your wire can be correctly applied.  Your bank should transmit immediately available funds by wire to:

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Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Reinhart Mid Cap PMV Fund
[Shareholder Name/Account Registration]
[Shareholder Account Number]
[Class of shares to be purchased]
Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing.  The Fund and U.S. Bank, N.A., the Fund’s custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone.  You may not make initial purchases of Fund shares by telephone.  If your account has been open for at least 15 calendar days, you may purchase additional shares by telephoning the Fund toll free at (855) 774-3863, unless you declined telephone transactions on your Account Application.  This option allows investors to move money from their bank account to their Fund account upon request.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The minimum telephone purchase amount is $100.  If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the NAV determined on the day your order is placed.  Shareholders may encounter higher than usual call waiting times during periods of high market activity.  Please allow sufficient time to place your telephone transaction.  The Fund is not responsible for delays due to communications or transmission outages or failure.

Subsequent Investments.  Subject to the minimum subsequent investment amount described above, you may add to your account at any time by purchasing shares by mail, telephone or wire.  You must call to notify the Fund at (855) 774-3863 before wiring.  An investment stub, which is attached to your individual account statement, should accompany any investments made through the mail.  All subsequent purchase requests must include your shareholder account number.

Automatic Investment Plan.  For your convenience, the Fund offers an Automatic Investment Plan (“AIP”).  Under the AIP, after your initial investment, you may authorize the Fund to automatically withdraw any amount of at least $100 that you wish to invest in the Fund, on a monthly or quarterly basis, from your personal checking or savings account.  In order to participate in the AIP, your bank must be a member of the ACH network.  If you wish to enroll in the AIP, complete the appropriate section in the Account Application.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the next scheduled investment.  A fee will be charged if your bank does not honor the AIP draft for any reason.

Anti-Money Laundering Program.  The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations.  To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

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•	Full name;
•	Date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	Permanent street address (a P.O. Box number alone is not acceptable).

In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program.  The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your application, please contact the Transfer Agent at (855) 774-3863.

Cancellations and Modifications.  The Fund will not accept a request to cancel or modify a written transaction once processing has begun.  Please exercise care when placing a transaction request.

How to Redeem Fund Shares

In general, orders to sell or “redeem” shares may be placed directly with the Fund or through a financial intermediary.  You may redeem all or part of your investment in the Fund’s shares on any business day that the Fund calculates its NAV.

However, if you originally purchased your shares through a financial intermediary, your redemption order must be placed with the same financial intermediary in accordance with their established procedures.  Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds.  Your financial intermediary may charge for the services that they provide to you in connection with processing your transaction order or maintaining an account with them.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone at (855) 774-3863.  Investors will be asked whether or not to withhold taxes from any distribution.

Payment of Redemption Proceeds.  You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order.  Your redemption request cannot be processed on days the NYSE is closed.  All requests received by the Fund in good order after the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be processed on the next business day.  Under normal circumstances, the Funds expect to meet redemption requests through the sale of investments held in cash or cash equivalents. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests, the Fund may choose to sell portfolio assets for the purpose of meeting such requests.  Each Fund further reserves the right to distribute “in-kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions. Redemptions-in-kind are discussed in greater detail below.

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A redemption request will be deemed in “good order” if it includes:

•	The shareholder’s name;
•	The name of the Fund;
•	The class of shares to be redeemed;
•	The account number;
•	The share or dollar amount to be redeemed; and
•	Signatures by all shareholders on the account and signature guarantee(s), if applicable.

Additional documents are required for certain types of redemptions, such as redemptions from accounts held by credit unions, corporations, limited liability companies, or partnerships, or from accounts with executors, trustees, administrators, or guardians.  Please contact the Transfer Agent to confirm the requirements applicable to your specific redemption request.  Redemption requests that do not have the required documentation will be rejected.

While redemption proceeds may be paid by check sent to the address of record, the Fund is not responsible for interest lost on such amounts due to lost or misdirected mail.  Redemption proceeds may be wired to your pre-established bank account, or proceeds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established for your account.  The Funds typically send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer.  Wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption.  Except as set forth below, proceeds will be paid within seven calendar days after the Fund receives your redemption request.  Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.

Please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of its securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of shareholders.  Your ability to redeem shares by telephone will be restricted for 15 calendar days after you change your address.  You may change your address at any time by telephone or written request, addressed to the Transfer Agent.  Confirmations of an address change will be sent to both your old and new address.

Signature Guarantee.  Redemption proceeds will be sent to the address of record.  The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.  Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public.  A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required of each owner in the following situations:

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•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and
•	For all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying the ability to purchase and redeem Fund shares by telephone and certain other services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail.  You may execute most redemptions by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV per share.  Written redemption requests should be sent to the Transfer Agent at:

Regular Mail
Reinhart Mid Cap PMV Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight or Express Mail
Reinhart Mid Cap PMV Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

Wire Redemption.  Wire transfers may be arranged to redeem shares.  However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

Telephone Redemption.  Unless you declined telephone transactions on your Account Application, you may redeem shares, in amounts of $100,000 or less, by instructing the Fund by telephone at (855) 774-3863.  A signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to qualify for, or to change, telephone redemption privileges on an existing account.  Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.  Shareholders may encounter higher than usual call waiting times during periods of high market activity.  Please allow sufficient time to place your telephone transaction.  The Fund is not responsible for delays due to communication or transmission outages or failures.

Note:  Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:

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•	Your Fund account number;
•	The name in which your account is registered; and/or
•	The Social Security or taxpayer identification number under which the account is registered.

If an account has more than one owner or person authorized to perform transactions, the Fund will accept telephone instructions from any one owner or authorized person.

Systematic Withdrawal Program.  The Fund offers a systematic withdrawal plan (“SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount of at least $100 be sent to them each month, calendar quarter or annually.  Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start this program, your account must have Fund shares with a value of at least $10,000.  This program may be terminated or modified by the Fund at any time.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves redemption of Fund shares, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount requested to be withdrawn exceeds the rate of growth of assets in your account, including any dividends credited to your account, the account will ultimately be depleted.  To establish the SWP, complete the SWP section of the Account Application.  Please call (855) 774-3863 for additional information regarding the SWP.

The Fund’s Right to Redeem an Account.  The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $2,500, other than as a result of a decline in the NAV of the Fund.  The Fund will provide a shareholder with written notice 30 days prior to redeeming the shareholder’s account.

Redemption-in-Kind.  The Fund generally pays redemption proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind).

Specifically, if the amount you are redeeming from the Fund during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds this threshold of the Fund’s net assets in securities instead of cash.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you may incur a taxable capital gain or loss as a result of the distribution.  In addition, you will bear any market risks associated with such securities until they are converted into cash.

Cancellations and Modifications.  The Fund will not accept a request to cancel or modify a written transaction once processing has begun.  Please exercise care when placing a transaction request.

Dividends and Distributions

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically during the month of December.  The Fund may make additional distributions if deemed to be desirable at other times during the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive distributions of net capital gains in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.

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If you wish to change your distribution option, write or call the Transfer Agent in advance of the payment date of the distribution.  However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received your request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Tools to Combat Frequent Transactions

The Fund is intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders.  The Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Fund takes additional steps to reduce the frequency and effect of these activities in the Fund.  These steps include, among other things, monitoring trading activity and using fair value pricing.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Fund implements these tools to the best of its ability and in a manner that it believes is consistent with shareholder interests.  Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

Monitoring Trading Practices.  The Fund monitors selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders.  The Fund uses a variety of techniques to monitor for and detect abusive trading practices.  These techniques may change from time to time as determined by the Fund in its sole discretion.  To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice.  The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing.  The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.  More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Pricing of Fund Shares.”

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Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading.  However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Fund has entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Tax Consequences

Distributions of the Fund’s net investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gains and net gains from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income.  To the extent that the Fund’s distributions of net investment company taxable income are designated as attributable to “qualified dividend” income, such income may be subject to tax at the reduced rate of federal income tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the shareholder.  To the extent the Fund’s distributions of net investment company taxable income are attributable to net short-term capital gains, such distributions will be treated as ordinary dividend income for the purposes of income tax reporting and will not be available to offset a shareholder’s capital losses from other investments.

Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains (currently at a maximum federal rate of 20% for individual shareholders in the highest income tax bracket) regardless of the length of time that a shareholder has owned Fund shares.

Pursuant to provisions of the Health Care and Education Reconciliation Act, a 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.

You will be taxed in the same manner whether you receive your distributions (whether of net investment company taxable income or net capital gains) in cash or reinvest them in additional Fund shares.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.

Shareholders who sell, or redeem, shares generally will have a capital gain or loss from the sale or redemption.  The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount of reinvested taxable distributions, if any, the amount received from the sale or redemption and how long the shares were held by a shareholder.  Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  If you purchase Fund shares within 30 days before or after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the newly purchased shares.

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Shareholders will be advised annually as to the federal tax status of all distributions made by the Fund for the preceding year.  Distributions by the Fund may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

This section assumes you are a U.S. shareholder and is also not intended to be a full discussion of federal tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax advisor.

Other Fund Policies

Telephone Transactions.  If you did not decline telephone transactions on your Account Application, you may be responsible for fraudulent telephone orders made to your account as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).

Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m., Eastern time).  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE.

Policies of Other Financial Intermediaries.  Financial intermediaries may establish policies that differ from those of the Fund.  For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Please contact your financial intermediary for details.

Closing the Fund.  The Board retains the right to close (or partially close) the Fund to new purchases if it is determined to be in the best interest of the Fund’s shareholders.  Based on market and Fund conditions, and in consultation with the Adviser, the Board may decide to close the Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time.  If the Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding.  In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  If you would like to discontinue householding for your accounts, please call toll-free at (855) 774-3863 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This Householding policy does not apply to account statements.

Inactive Accounts.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

Lost Shareholder.  It is important that the Fund maintain a correct address for each investor.  An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund.  Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account.  If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.

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If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Class Descriptions

The Fund currently offers three different classes of shares, Investor Class shares, Advisor Class shares and Institutional Class shares.  The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses, which may affect their performance.  The classes also differ with respect to their investment minimums.

Investor Class shares impose a 0.25% Rule 12b-1 fee that is assessed against the assets of the Fund attributable to that class.  See “Rule 12b-1 Distribution Fees” below for further information.  Investor Class and Advisor Class impose a 0.15% shareholder servicing fee that is assessed against the assets of the Fund attributable to those classes. Institutional Class shares and Advisor Class shares do not pay a Rule 12b-1 fee, and Institutional Class shares also do not pay a shareholder servicing fee. Investor Class shares may be converted to Institutional Class shares if your account balance exceeds the initial minimum investment for Institutional Class shares.

Distribution of Fund Shares

The Distributor

Quasar Distributors, LLC (the “Distributor”) is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, and serves as distributor and principal underwriter to the Fund.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Fund are offered on a continuous basis.

Rule 12b-1 Distribution Fees

The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or such other entities as approved by the Board of Trustees, as compensation for the distribution-related services provided by such entities, an aggregate fee of 0.25% of the average daily net assets of the Investor Class shares. Advisor Class shares and Institutional Class shares do not pay a Rule 12b-1 fee.  The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser or its affiliates, for any distribution service or activity designed to retain Fund shareholders.

Because the distribution fee is paid on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Shareholder Servicing Plan Fees

The Trust has adopted a Shareholder Servicing Plan under which the Investor and Advisor Class of the Fund may pay a shareholder servicing fee of up to 0.15% of the class’ respective average daily net assets for non-distribution personal shareholder services provided to the Fund by financial institutions, including the Adviser or its affiliates.  Non-distribution personal shareholder services for which such fees are paid may include: establishing and maintaining shareholder accounts; processing subscriptions, redemptions, distributions, and tax reports; forwarding communications from the Fund to its shareholders; responding to shareholder inquiries; and making modifications to shareholder account records and options.  Institutional Class shares do not pay a shareholder servicing fee.

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Payments to Financial Intermediaries

The Fund may pay service fees to intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments to intermediaries who sell shares of the Fund.  These payments and compensation are in addition to service fees paid by the Fund, if any.  Payments are generally made to intermediaries that provide shareholder servicing, marketing support or access to sales meetings, sales representatives and management representatives of the intermediary.  Payments may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs.  Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to the Fund.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. The Adviser will not make such additional cash payments to financial intermediaries in connection with the sale of Institutional Class shares of the Fund.

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Financial Highlights

The financial highlights in the following tables are intended to help you understand the financial performance of the Fund’s Investor Class shares and Advisor Class shares for the fiscal years indicated.  As of the date of this Prospectus, the Fund’s Institutional Class shares have not yet commenced operations and there are no financial highlights available at this time.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request or on the Fund’s website at www.reinhartfunds.com.

Investor Class	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013
PER SHARE DATA:
Net asset value, beginning of year	$14.52	$14.65	$14.33	$12.76	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.05	0.05	0.02	0.06	0.08
Net realized and unrealized gain on investments	1.33	0.25	0.92	2.11	2.73
Total from investment operations	1.38	0.30	0.94	2.17	2.81
LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.04)	(0.04)	(0.05)	(0.05)
Net realized gains	(0.36)	(0.39)	(0.58)	(0.55)	–
Total distributions	(0.41)	(0.43)	(0.62)	(0.60)	(0.05)
Net asset value, end of year	$15.49	$14.52	$14.65	$14.33	$12.76

TOTAL RETURN	9.50%	2.41%	6.72%	17.29%	28.13%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$27.8%	$23.1	$21.4	$15.0	$10.1

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.51%	1.56%	1.61%	2.01%	3.16%
After expense reimbursement/waiver	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/waiver	0.15%	0.19%	(0.06)%	(0.12)%	(0.86)%
After expense reimbursement/waiver	0.31%	0.40%	0.20%	0.54%	0.95%

Portfolio turnover rate	62%	63%	55%	41%	45%

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Advisor Class	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013
PER SHARE DATA:
Net asset value, beginning of year	$14.56	$14.69	$14.36	$12.78	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.07	0.08	0.06	0.07	0.09
Net realized and unrealized gain on investments	1.35	0.25	0.92	2.14	2.74
Total from investment operations	1.42	0.33	0.98	2.21	2.83
LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)	(0.07)	(0.07)	(0.08)	(0.05)
Net realized gains	(0.36)	(0.39)	(0.58)	(0.55)	–
Total distributions	(0.44)	(0.46)	(0.65)	(0.63)	(0.05)
Net asset value, end of year	$15.54	$14.56	$14.69	$14.36	$12.78

TOTAL RETURN	9.78%	2.64%	7.03%	17.58%	28.39%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$158.1	$109.1	$86.5	$47.3	$14.7

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.26%	1.31%	1.36%	1.76%	2.91%
After expense reimbursement/waiver	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/waiver	0.40%	0.44%	0.19%	0.13%	(0.61)%
After expense reimbursement/waiver	0.56%	0.65%	0.45%	0.79%	1.20%

Portfolio turnover rate	62%	63%	55%	41%	45%

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Investment Adviser
Reinhart Partners, Inc.
1500 West Market Street, Suite 100
Mequon, Wisconsin 53092

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street
Suite 2600
Philadelphia, Pennsylvania 19103

Custodian
U.S. Bank N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

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PRIVACY NOTICE

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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Reinhart Mid Cap PMV Fund
A series of Managed Portfolio Series

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports provide additional information about the Fund’s investments.  The annual reports contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s prior fiscal period.

You can obtain a free copy of these documents and the SAI, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at (855) 774-3863, by visiting the Fund’s website at www.reinhartfunds.com or by writing to:

Reinhart Mid Cap PMV Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You can review and copy information, including the Fund’s reports and SAI, at the SEC’s Public Reference Room in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-22525)

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